UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2006

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	010306	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

1)

The Company entered into a Deferred Compensation Agreement for the 2006 Performance Bonus of Ms. Teresa A. Herbert, Senior Vice President and Chief Financial Officer to defer 100% of her 2006 performance bonus, if any, to January 1, 2012. As additional compensation, thereunder, interest at the rate of 6% will be accrued commencing on January 1, 2007. See Exhibit 10(iii)(A).9-3.

2)

The Company entered into a Deferred Compensation Agreement for the 2006 Performance Bonus of Mr. David T. Kettig, Senior Vice President, Chief Operating Officer to defer 25% of his 2006 performance bonus, if any, to January 1, 2012. As additional compensation, thereunder, interest at the rate of 6% will be accrued commencing on January 1, 2007. See Exhibit 10(iii)(A).9-4.

3)

The Company entered into a Deferred Compensation Agreement for the 2006 Performance Bonus of Mr. Jeffrey C. Smedsrud, Senior Vice President, Chief Strategic Development Officer to defer 80% of his 2006 performance bonus, if any, to January 1, 2012. As additional compensation, thereunder, interest at the rate of 6% will be accrued commencing on January 1, 2007. See Exhibit 10(iii)(A).9-5.

Item 9.01

Financial Statements and Exhibits

(a)

Not applicable

(b)

Exhibits

Exhibit 10(iii)(A).9-3 Deferred Compensation Agreement for Performance Bonus

Exhibit 10(iii)(A).9-4 Deferred Compensation Agreement for Performance Bonus

Exhibit 10(iii)(A).9-5 Deferred Compensation Agreement for Performance Bonus

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

(Registrant)

By: /s/ Teresa A. Herbert Teresa A. Herbert Senior Vice President & Chief Financial Officer	Date:	June 19, 2006

Exhibit 10(iii)(A).9-3

DEFERRED COMPENSATION AGREEMENT

FOR PERFORMANCE BONUS

ARTICLE I

DEFINITIONS

Section 1.1.

 "Agreement" shall mean this Deferred Compensation Agreement.

Section 1.2.

"Beneficiary" shall mean the individual beneficiary whom the Participant has designated in writing to receive the balance, if any, remaining in the Participant's account upon the Participant's death, or in the absence of a designated beneficiary, the Participant's estate.

Section 1.3.

"Bonus" shall mean the bonus earned by the Participant during the 12 month period ending December 31, 2006 and paid within two and one-half months thereafter; provided that such bonus shall be net of FICA, Medicare and other payroll taxes (other than income taxes) which shall be payable by Participant at the time that Participant becomes eligible to receive such bonus.

Section 1.4.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5.  "Company" shall mean Independence Holding Company

Section 1.6.

"Participant" shall mean Teresa A. Herbert.

Section 1.7.

"Payment Date" shall mean January 1, 2012, or such earlier date as permitted hereunder.

Section 1.8.

"Unforeseeable Emergency" shall be defined in accordance with Section 409A of the Code and guidance issued thereunder.

ARTICLE II

PAYMENT OF BENEFITS

Section 2.1.

Amount and Timing of Payment.  In consideration of the Participant's services rendered to the Company during the Bonus period, 100% of the Bonus,  payable to the Participant (the "Deferred Compensation"), shall be deferred and made to the Participant on the Payment Date.  As additional compensation hereunder, interest at the rate of 6.0% per annum shall accrue as to the Deferred Compensation commencing on January 1, 2007 and ending on the Payment Date.  Such interest shall be paid on the date on which the Deferred Compensation is paid.

Section 2.2.

Unforeseeable Emergency.  Notwithstanding anything to the contrary contained herein, all or a portion of the Deferred Compensation shall be paid prior to the Payment Date if the Participant requests early payment in connection with an Unforeseeable Emergency;

provided that such payment shall be made only to the extent reasonably needed to satisfy such Unforeseeable Emergency.

Section 2.3.

Termination of Employment; Retirement; Death.   In the event the Participant's employment with the Company terminates, or if the Participant retires from the Company, the balance due hereunder shall be paid on the date that is six months following such termination. Upon the death of the Participant prior to the date a full distribution has been made under this Agreement, the balance shall be distributed to the Participant or the Participant's Beneficiary, as the case may be, within 60 days of the occurrence of such event.

Section 2.4.

Form and Accounting Payment.   All benefits shall be paid in cash from the general funds of the Company and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of benefits thereunder.

ARTICLE III

ASSIGNABILITY

The interests herein and the right to receive distributions under this Agreement may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached or garnished or subjected to any charge or legal process, and if any attempt is made to do so, or the Participant becomes bankrupt, the interests under the Agreement of the Participant may be terminated by the Company, which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such interests that it deems appropriate.

ARTICLE IV

AMENDMENT OR TERMINATION

The Agreement may not be amended or terminated without the written consent of the Company and the Participant or, if applicable, the Participant's Beneficiary.

ARTICLE V

MISCELLANEOUS

Section 5.1.

Withholding.  There shall be deducted from all payments under this Agreement the amount of any taxes required to be withheld by any Federal, state or local government.

Section 5.2.

Terms Binding.  The terms of this Agreement shall be binding upon all interested persons, their heirs, and personal representatives.

Section 5.3.

No Employment Rights.  No provisions of this Agreement or any action taken by the Company shall give the Participant any right to be retained in the employ of the Company, and the right and power of the Company to dismiss or discharge the Participant is specifically reserved.

Section 5.4.

Status of the Participant.  The Participant shall have the status of a general unsecured creditor of the Company and this Agreement constitutes a mere promise by the Company to make benefit payments in the future.

Section 5.5.

Intention of Parties.  It is the intention of the parties hereto that the Company's obligations hereunder shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

Section 5.6.

Complete Terms. In respect of the matters specifically relating hereto, this Agreement is intended as a complete and exclusive statement of the rights and obligations of the Company and the Participant, and supersedes all previous agreements or understandings.

Section 5.7.

Governing Law.  All questions pertaining to the construction, validity and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware.

This Agreement is executed effective June 15, 2006.

PARTICIPANT

INDEPENDENCE HOLDING COMPANY

/s/ Teresa A. Herbert

By:       /s/ Roy T.K. Thung____________

Teresa A. Herbert

Name:  Roy T.K. Thung

Senior Vice President

Title:    Chief Executive Officer

Beneficiary Designation:

I hereby designate Henry W. Herbert, Jr. as my Beneficiary to receive, in the event of my death, the benefits that would have been payable to me pursuant to the foregoing agreement of June 15, 2006 had I lived.  I understand that this designation will remain in effect until such time as the Company's Secretary receives a notice signed by me making a new designation.

/s/ Teresa A. Herbert

Exhibit 10(iii)(A).9-4

DEFERRED COMPENSATION AGREEMENT

FOR PERFORMANCE BONUS

ARTICLE I

DEFINITIONS

Section 1.1.

 "Agreement" shall mean this Deferred Compensation Agreement.

Section 1.2.

"Beneficiary" shall mean the individual beneficiary whom the Participant has designated in writing to receive the balance, if any, remaining in the Participant's account upon the Participant's death, or in the absence of a designated beneficiary, the Participant's estate.

Section 1.3.

"Bonus" shall mean the bonus earned by the Participant during the 12 month period ending December 31, 2006 and paid within two and one-half months thereafter; provided that such bonus shall be net of FICA, Medicare and other payroll taxes (other than income taxes) which shall be payable by Participant at the time that Participant becomes eligible to receive such bonus.

Section 1.4.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5.  "Company" shall mean Independence Holding Company.

Section 1.6.

"Participant" shall mean David T. Kettig.

Section 1.7.

"Payment Date" shall mean January 1, 2012, or such earlier date as permitted hereunder.

Section 1.8.

"Unforeseeable Emergency" shall be defined in accordance with Section 409A of the Code and guidance issued thereunder.

ARTICLE II

PAYMENT OF BENEFITS

Section 2.1.

Amount and Timing of Payment.  In consideration of the Participant's services rendered to the Company during the Bonus period, 25% of the Bonus, payable to the Participant (the "Deferred Compensation"), shall be deferred and made to the Participant on the Payment Date.  As additional compensation hereunder, interest at the rate of 6% per annum shall accrue as to the Deferred Compensation commencing on January 1, 2007 and ending on the Payment Date.  Such interest shall be paid on the date on which the Deferred Compensation is paid.

Section 2.2.

Unforeseeable Emergency.  Notwithstanding anything to the contrary contained herein, all or a portion of the Deferred Compensation shall be paid prior to the Payment Date if the Participant requests early payment in connection with an Unforeseeable Emergency; provided that such payment shall be made only to the extent reasonably needed to satisfy such

Unforeseeable Emergency.

Section 2.3.

Termination of Employment; Retirement; Death.   In the event the Participant's employment with the Company terminates, or if the Participant retires from the Company, the balance due hereunder shall be paid on the date that is six months following such termination. Upon the death of the Participant prior to the date a full distribution has been made under this Agreement, the balance shall be distributed to the Participant or the Participant's Beneficiary, as the case may be, within 60 days of the occurrence of such event.

Section 2.4.

Form and Accounting Payment.   All benefits shall be paid in cash from the general funds of the Company and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of benefits thereunder.

ARTICLE III

ASSIGNABILITY

The interests herein and the right to receive distributions under this Agreement may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached or garnished or subjected to any charge or legal process, and if any attempt is made to do so, or the Participant becomes bankrupt, the interests under the Agreement of the Participant may be terminated by the Company, which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such interests that it deems appropriate.

ARTICLE IV

AMENDMENT OR TERMINATION

The Agreement may not be amended or terminated without the written consent of the Company and the Participant or, if applicable, the Participant's Beneficiary.

ARTICLE V

MISCELLANEOUS

Section 5.1.

Withholding.  There shall be deducted from all payments under this Agreement the amount of any taxes required to be withheld by any Federal, state or local government.

Section 5.2.

Terms Binding.  The terms of this Agreement shall be binding upon all interested persons, their heirs, and personal representatives.

Section 5.3.

No Employment Rights.  No provisions of this Agreement or any action taken by the Company shall give the Participant any right to be retained in the employ of the Company, and the right and power of the Company to dismiss or discharge the Participant is specifically reserved.

Section 5.4.

Status of the Participant.  The Participant shall have the status of a general unsecured creditor of the Company and this Agreement constitutes a mere promise by the

Company to make benefit payments in the future.

Section 5.5.

Intention of Parties.  It is the intention of the parties hereto that the Company's obligations hereunder shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

Section 5.6.

Complete Terms. In respect of the matters specifically relating hereto, this Agreement is intended as a complete and exclusive statement of the rights and obligations of the Company and the Participant, and supersedes all previous agreements or understandings.

Section 5.7.

Governing Law.  All questions pertaining to the construction, validity and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware.

This Agreement is executed effective June 15, 2006.

PARTICIPANT

INDEPENDENCE HOLDING COMPANY

/s/ David T. Kettig         ______

By:       /s/ Roy T. Thung_________________

David T. Kettig

Name:  Roy T.K. Thung

Senior Vice President, Chief

Title:    Chief Executive Officer

Operating Officer

Beneficiary Designation:

I hereby designate Susan Y. Kettig as my Beneficiary to receive, in the event of my death, the benefits that would have been payable to me pursuant to the foregoing agreement of June 15, 2006 had I lived.  I understand that this designation will remain in effect until such time as the Company's Secretary receives a notice signed by me making a new designation.

/s/ David T. Kettig

Exhibit 10(iii)(A).9-5

DEFERRED COMPENSATION AGREEMENT

FOR PERFORMANCE BONUS

ARTICLE I

DEFINITIONS

Section 1.1.

 "Agreement" shall mean this Deferred Compensation Agreement.

Section 1.2.

"Beneficiary" shall mean the individual beneficiary whom the Participant has designated in writing to receive the balance, if any, remaining in the Participant's account upon the Participant's death, or in the absence of a designated beneficiary, the Participant's estate.

Section 1.3.

"Bonus" shall mean the bonus earned by the Participant during the 12 month period ending December 31, 2006 and paid within two and one-half months thereafter; provided that such bonus shall be net of FICA, Medicare and other payroll taxes (other than income taxes) which shall be payable by Participant at the time that Participant becomes eligible to receive such bonus.

Section 1.4.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5.  "Company" shall mean Independence Holding Company.

Section 1.6.

"Participant" shall mean Jeffrey C. Smedsrud.

Section 1.7.

"Payment Date" shall mean January 1, 2012, or such earlier date as permitted hereunder.

Section 1.8.

"Unforeseeable Emergency" shall be defined in accordance with Section 409A of the Code and guidance issued thereunder.

ARTICLE II

PAYMENT OF BENEFITS

Section 2.1.

Amount and Timing of Payment.  In consideration of the Participant's services rendered to the Company during the Bonus period, 80% of the Bonus, payable to the Participant (the "Deferred Compensation"), shall be deferred and made to the Participant on the Payment Date.  As additional compensation hereunder, interest at the rate of 6% per annum shall accrue as to the Deferred Compensation commencing on January 1, 2007 and ending on the Payment Date.  Such interest shall be paid on the date on which the Deferred Compensation is paid.

Section 2.2.

Unforeseeable Emergency.  Notwithstanding anything to the contrary contained herein, all or a portion of the Deferred Compensation shall be paid prior to the Payment Date if the Participant requests early payment in connection with an Unforeseeable Emergency; provided that such payment shall be made only to the extent reasonably needed to satisfy such

Unforeseeable Emergency.

Section 2.3.

Termination of Employment; Retirement; Death.   In the event the Participant's employment with the Company terminates, or if the Participant retires from the Company, the balance due hereunder shall be paid on the date that is six months following such termination. Upon the death of the Participant prior to the date a full distribution has been made under this Agreement, the balance shall be distributed to the Participant or the Participant's Beneficiary, as the case may be, within 60 days of the occurrence of such event.

Section 2.4.

Form and Accounting Payment.   All benefits shall be paid in cash from the general funds of the Company and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of benefits thereunder.

ARTICLE III

ASSIGNABILITY

The interests herein and the right to receive distributions under this Agreement may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached or garnished or subjected to any charge or legal process, and if any attempt is made to do so, or the Participant becomes bankrupt, the interests under the Agreement of the Participant may be terminated by the Company, which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such interests that it deems appropriate.

ARTICLE IV

AMENDMENT OR TERMINATION

The Agreement may not be amended or terminated without the written consent of the Company and the Participant or, if applicable, the Participant's Beneficiary.

ARTICLE V

MISCELLANEOUS

Section 5.1.

Withholding.  There shall be deducted from all payments under this Agreement the amount of any taxes required to be withheld by any Federal, state or local government.

Section 5.2.

Terms Binding.  The terms of this Agreement shall be binding upon all interested persons, their heirs, and personal representatives.

Section 5.3.

No Employment Rights.  No provisions of this Agreement or any action taken by the Company shall give the Participant any right to be retained in the employ of the Company, and the right and power of the Company to dismiss or discharge the Participant is specifically reserved.

Section 5.4.

Status of the Participant.  The Participant shall have the status of a general unsecured creditor of the Company and this Agreement constitutes a mere promise by the

Company to make benefit payments in the future.

Section 5.5.

Intention of Parties.  It is the intention of the parties hereto that the Company's obligations hereunder shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

Section 5.6.

Complete Terms. In respect of the matters specifically relating hereto, this Agreement is intended as a complete and exclusive statement of the rights and obligations of the Company and the Participant, and supersedes all previous agreements or understandings.

Section 5.7.

Governing Law.  All questions pertaining to the construction, validity and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware.

This Agreement is executed effective June 15, 2006.

PARTICIPANT

INDEPENDENCE HOLDING COMPANY

/s/ Jeffrey C. Smedsrud         ______

By:       /s/ Roy T. Thung_________________

Name: Jeffrey C. Smedsrud

Name:  Roy T.K. Thung

Title: Senior Vice President

Title:    Chief Executive Officer

Chief Strategic Development Officer

Beneficiary Designation:

I hereby designate Hilary Smedsrud as my Beneficiary to receive, in the event of my death, the benefits that would have been payable to me pursuant to the foregoing agreement of June 15, 2006 had I lived.  I understand that this designation will remain in effect until such time as the Company's Secretary receives a notice signed by me making a new designation.

/s/ Jeff C. Smedsrud